UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2014

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 West Boy Scout Blvd.

Suite 500

Tampa, Florida 33607

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Increase in Borrowing Base Availability under KeyBank Credit Facility

As previously reported in a Current Report on Form 8-K filed on April 4, 2012, Carter Validus Mission Critical REIT, Inc. (the “Company”), through its operating partnership, Carter/Validus Operating Partnership, LP (“CVOP”), entered into a credit facility (as amended from time to time, the “KeyBank Credit Facility Agreement”) with KeyBank National Association (“KeyBank”) and the other lenders party thereto, to obtain a secured revolving credit facility in an aggregate maximum principal amount of $225,000,000 (the “KeyBank Credit Facility”), consisting of a $170,000,000 revolving credit loan, with a maturity date of August 9, 2016, subject to CVOP’s right to a 12-month extension, and a $55,000,000 term loan, with a maturity date of August 9, 2017, subject to CVOP’s right to a 12-month extension. The KeyBank Credit Facility can be increased to $350,000,000.

On March 14, 2014, in connection with the Company’s acquisition of a 63,000 rentable square foot medical facility located in Hammond, Louisiana (the “Cypress Pointe Surgical Hospital”), CVOP, through a wholly-owned subsidiary, entered into a joinder agreement and an assignment of leases and rents with KeyBank to add the Cypress Pointe Surgical Hospital to the collateral pool of the KeyBank Credit Facility, which increased CVOP’s borrowing base availability under the KeyBank Credit Facility by approximately $13,922,000. CVOP also pledged a security interest in the Cypress Pointe Surgical Hospital as collateral to secure the KeyBank Credit Facility pursuant to a mortgage agreement, dated March 14, 2014.

The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value, debt yield and debt service coverage ratios contained in the KeyBank Credit Facility Agreement. As of March 19, 2014, the Company had drawn down $55,000,000 under the KeyBank Credit Facility and we had approximately $170,000,000 remaining available under the KeyBank Credit Facility with an aggregate borrowing base availability of $192,290,000.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Joinder Agreement by HC-42570 South Airport Road, LLC, to KeyBank National Association, as Agent, dated March 14, 2014.

10.2	Assignment of Leases and Rents by HC-42570 South Airport Road, LLC to KeyBank National Association, dated March 14, 2014.

10.3	Act of Mortgage, Security Agreement and Assignment of Leases and Rents by HC-42570 South Airport Road, LLC, as Mortgagor, to KeyBank National Association, as Agent, dated March 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: March 19, 2014	By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer